UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2018

Farmers National Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio	001-35296	34-1371693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Broad Street, P.O. Box 555, Canfield, Ohio	44406-05555
(Address of principal executive offices)	(Zip Code)

(330) 533-3341

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On April 20, 2018, Farmers National Banc Corp. (the “Company”) first mailed a letter to shareholders in connection with the release of its first quarter financial results, a copy of which is attached as Exhibit 99.1 hereto.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 2.02 and Exhibit 99.1 is being furnished under Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. Furthermore, the information in this Item 2.02 and Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 19, 2018, the Company held its 2018 Annual Meeting of Shareholders (the “2018 Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved an amendment to Article IV of the Company’s Articles of Incorporation, as amended (the “Articles”), to increase the Company’s authorized common shares from 35,000,000 shares to 50,000,000 shares (the “Common Shares Amendment”). The Common Shares Amendment will be effective upon filing with the Secretary of State of the State of Ohio.

A copy of the Common Shares Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 19, 2018, the Company held the 2018 Annual Meeting for the purposes of: (i) electing four Class II directors whose terms will expire at the Annual Meeting in 2021; (ii) adopting a proposal to approve the Common Shares Amendment; (iii) considering a non-binding advisory vote on executive compensation; (iv) ratifying the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; (v) considering the adjournment of the Annual Meeting, if necessary, in order to solicit additional proxies to adopt the Common Shares Amendment. As of the close of business on March 5, 2018, the record date for the 2018 Annual Meeting, 27,640,922 common shares were outstanding and entitled to vote. At the Annual Meeting, 23,370,812, or approximately 84.55%, of the outstanding common shares entitled to vote were represented in person or by proxy, including 5,404,000 broker non-votes. The results of the voting at the 2018 Annual Meeting are as follows:

Proposal 1: The Company’s shareholders elected the following nominees for director to serve a three-year term ending at the 2021 Annual Meeting of Shareholders:

Nominee	Number of Votes
	For	Withheld	Broker Non-Votes
Lance J. Ciroli	17,560,054	406,758	5,404,000
Anne Frederick Crawford	17,492,832	473,979	5,404,000
David Z. Paull	17,599,082	367,729	5,404,000
James R. Smail	17,393,565	573,246	5,404,000

Proposal 2: The Company’s shareholders approved the Common Shares Amendment:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,731,092	1,426,634	213,084	0

Proposal 3: The Company’s shareholders approved an advisory vote on the 2017 compensation paid to the Company’s named executive officers, with 88.45% of shares voted being cast in favor of the proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,891,168	1,525,670	549,972	5,404,000

Proposal 4: The Company’s shareholders ratified the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,994,960	211,849	164,002	0

Proposal 5: The Company’s shareholders approved the adjournment of the 2018 Annual Meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the 2018 Annual Meeting to adopt the Common Shares Amendment:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,121,283	3,033,578	215,950	0

Item 7.01	Regulation FD Disclosure.

On April 20, 2018, the Company first mailed a letter to shareholders regarding its first quarter results, a copy of which is attached as Exhibit 99.1 hereto.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 7.01 and Exhibit 99.1 is being furnished under Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. Furthermore, the information in this Item 7.01 and Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description

3.1	Amendment to Articles of Incorporation of Farmers National Banc Corp.

99.1	Letter to Shareholders, dated April 20, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp.

By:	/s/ Kevin J. Helmick
Kevin J. Helmick
President and Chief Executive Officer

Date: April 20, 2018